                                                                     Exhibit 4.1


                                                                  Execution Copy


                                 AMENDMENT NO. 2
                      TO CREDIT AGREEMENT, AMENDMENT NO. 2
                   TO POST CLOSING AGREEMENT, AMENDMENT NO. 1
                   TO COLLATERAL AGREEMENTS AND LIMITED WAIVER

         This AMENDMENT NO. 2 TO CREDIT AGREEMENT, AMENDMENT NO. 2 TO POST CLOSING AGREEMENT, AMENDMENT NO. 1 TO COLLATERAL AGREEMENTS AND LIMITED WAIVER (this "AMENDMENT NO. 2"), dated as of August 31, 2001 (the "EFFECTIVE DATE") is made among GENCORP INC., an Ohio corporation ("BORROWER"), BANKERS TRUST COMPANY, for itself, as a Lender and as Administrative Agent for the Lenders ("ADMINISTRATIVE AGENT"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                                    RECITALS

         A. The Administrative Agent, the Lenders and the Borrower are party to that certain Credit Agreement dated as of December 28, 2000 (as amended by that certain Amendment No. 1 to Credit Agreement and Amendment No. 1 to Post Closing Agreement dated as of January 26, 2001 ("AMENDMENT NO. 1") and as further amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

         B. On and subject to the terms and conditions hereof, the Administrative Agent, the Lenders and the Borrower wish to amend certain provisions of the Credit Agreement.

         C. Pursuant to that certain Post Closing Agreement dated December 28, 2000 among the Borrower and the Administrative Agent (as amended by Amendment No. 1 and as further amended, restated, supplemented or otherwise modified from time to time, the "POST CLOSING AGREEMENT"), the Borrower has agreed to take or cause to be taken on its behalf certain actions with respect to Collateral to be provided to the Administrative Agent on behalf of the Secured Creditors.

         D. The Borrower has requested that the Lenders provide additional time for the Borrower to take such actions under the Post Closing Agreement by amending, and on a limited basis waiving, certain provisions of the Post Closing Agreement as set forth herein.

         E. On and subject to the terms and conditions hereof, the Administrative Agent, the Lenders and the Borrower wish to amend and waive, on a limited basis, certain provisions of the Post Closing Agreement.

         F. The Administrative Agent and the Borrower are party to that certain Borrower Security Agreement dated as of December 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "BORROWER SECURITY AGREEMENT"), the Administrative Agent and the Borrower are party to that certain Borrower Pledge Agreement dated as of December 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "BORROWER PLEDGE AGREEMENT"), the Administrative Agent and certain Subsidiaries of the Borrower (the "ASSIGNORS") are party to that certain Subsidiary Security Agreement dated as of December 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "SUBSIDIARY SECURITY AGREEMENT") and the Administrative Agent and certain Subsidiaries of the Borrower (the "PLEDGORS") are party to that certain Subsidiary Pledge Agreement dated as of December 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "SUBSIDIARY PLEDGE AGREEMENT").

         G. On and subject to the terms and conditions hereof, to reflect changes in the Uniform Commercial Code applicable thereto, the Administrative Agent (with the consent of the Required Lenders) and the Borrower wish to amend certain provisions of the Borrower Security Agreement and the Borrower Pledge Agreement, the Administrative Agent (with the consent of the Required Lenders) and the Assignors wish to amend certain provisions of the Subsidiary Security Agreement and the Administrative Agent (with the consent of the Required Lenders) and the Pledgors wish to amend certain provisions of the Subsidiary Pledge Agreement.

         H. This Amendment No. 2 shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment; capitalized terms used herein without definition are so used as defined in the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions set forth in Section 10 hereof, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 of the Credit Agreement is amended by deleting the definitions of "Scheduled Term A Repayments", "Scheduled Term B Repayments", "Subordination Agreement" and "Subsidiary Guarantor" in their entirety and by inserting the following definitions of "Scheduled Term A Repayments", "Scheduled Term B Repayments", and "Subsidiary Guarantor" in lieu thereof in the appropriate alphabetical order:

                           "SCHEDULED TERM A REPAYMENTS" means, with respect to
                  the principal payments on the Term A Loans for each date set forth below, the Dollar amount set forth opposite thereto, as reduced from time to time pursuant to SECTIONS 4.3 AND 4.4:

                  ---------------------------------------- ---------------------
                  Term A Loan Scheduled Repayment Date     Repayment
                                                           Amount
                  ---------------------------------------- ---------------------
                  March 28, 2001                           $3,750,000.00
                  ---------------------------------------- ---------------------
                  June 28, 2001                            $3,750,000.00
                  ---------------------------------------- ---------------------
                  September 28, 2001                       $2,373,903.51
                  ---------------------------------------- ---------------------
                  December 28, 2001                        $2,373,903.51
                  ---------------------------------------- ---------------------

                  ---------------------------- ---------------------------------
                  Term A Loan Scheduled        Repayment
                  Repayment Date               Amount
                  ---------------------------- ---------------------------------
                  March 28, 2002               $4,747,807.02
                  ---------------------------- ---------------------------------
                  June 28, 2002                $4,747,807.02
                  ---------------------------- ---------------------------------
                  September 28, 2002           $4,747,807.02
                  ---------------------------- ---------------------------------
                  December 28, 2002            $4,747,807.02
                  ---------------------------- ---------------------------------
                  March  28, 2003              $4,747,807.02
                  ---------------------------- ---------------------------------
                  June 28, 2003                $4,747,807.02
                  ---------------------------- ---------------------------------
                  September 28, 2003           $4,747,807.02
                  ---------------------------- ---------------------------------
                  December 28, 2003            $4,747,807.02
                  ---------------------------- ---------------------------------
                  March 28, 2004               $4,747,807.02
                  ---------------------------- ---------------------------------
                  June 28, 2004                $4,747,807.02
                  ---------------------------- ---------------------------------
                  September 28, 2004           $4,747,807.02
                  ---------------------------- ---------------------------------
                  December 28, 2004            $4,747,807.02
                  ---------------------------- ---------------------------------
                  March 28, 2005               $7,121,710.52
                  ---------------------------- ---------------------------------
                  June 28, 2005                $7,121,710.52
                  ---------------------------- ---------------------------------
                  September 28, 2005           $7,121,710.52
                  ---------------------------- ---------------------------------
                  December 28, 2005            $7,121,710.49
                  ---------------------------- ---------------------------------

                  "SCHEDULED TERM B REPAYMENTS" means, with respect to the principal payments on the Term B Loans for each date set forth below, the Dollar amount set forth opposite thereto, as reduced from time to time pursuant to SECTIONS 4.3 AND 4.4:

                  ---------------------------- ---------------------------------
                  Term B Loan Scheduled        Repayment
                  Repayment Date               Amount

                  ---------------------------- ---------------------------------
                  March 28, 2001               $500,000.00
                  ---------------------------- ---------------------------------
                  June 28, 2001                $500,000.00
                  ---------------------------- ---------------------------------
                  September 28, 2001           $664,886.93
                  ---------------------------- ---------------------------------
                  December 28, 2001            $664,886.93
                  ---------------------------- ---------------------------------
                  March 28, 2002               $664,886.93
                  ---------------------------- ---------------------------------
                  June 28, 2002                $664,886.93
                  ---------------------------- ---------------------------------
                  September 28, 2002           $664,886.93
                  ---------------------------- ---------------------------------
                  December 28, 2002            $664,886.93
                  ---------------------------- ---------------------------------
                  March 28, 2003               $664,886.93
                  ---------------------------- ---------------------------------
                  June 28, 2003                $664,886.93
                  ---------------------------- ---------------------------------
                  September 28, 2003           $664,886.93
                  ---------------------------- ---------------------------------
                  December 28, 2003            $664,886.93
                  ---------------------------- ---------------------------------
                  March 28, 2004               $664,886.93
                  ---------------------------- ---------------------------------
                  June 28, 2004                $664,886.93
                  ---------------------------- ---------------------------------
                  September 28, 2004           $664,886.93
                  ---------------------------- ---------------------------------

                  ---------------------------- ---------------------------------
                  December 28, 2004            $664,886.93
                  ---------------------------- ---------------------------------
                  March 28, 2005               $664,886.93
                  ---------------------------- ---------------------------------
                  June 28, 2005                $664,886.93
                  ---------------------------- ---------------------------------
                  September 28, 2005           $664,886.93
                  ---------------------------- ---------------------------------
                  December 28, 2005            $664,886.93
                  ---------------------------- ---------------------------------
                  March 28, 2006               $664,886.93
                  ---------------------------- ---------------------------------
                  June 28, 2006                $664,886.93
                  ---------------------------- ---------------------------------
                  September 28, 2006           $664,886.93
                  ---------------------------- ---------------------------------
                  December 28, 2006            $250,662,000.03
                  ---------------------------- ---------------------------------

                  ""SUBSIDIARY GUARANTOR" means each Material Domestic Subsidiary of the Borrower, any Domestic Subsidiary of the Borrower which is a party to the Subsidiary Guaranty and any Subsidiary of the Borrower that becomes a party to the Subsidiary Guaranty or delivers a guaranty pursuant to SECTION 7.12 or 7.14."

         (b) Section 7.1 of the Credit Agreement is amended by inserting the following new subsection (d) immediately after subsection (c) therein:

                  "(d) INTERIM FINANCIAL STATEMENTS. Within thirty (30) days after the end of the Fiscal Year of the Borrower ended as of November 30, 2001, unaudited financial statements consisting of a consolidated and consolidating balance sheet and statement of stockholders' equity of the Borrower and its Subsidiaries as at the end of such Fiscal Year and a consolidated and consolidating statement of income of the Borrower and its Subsidiaries for such Fiscal Year, all in reasonable detail and certified on behalf of the Borrower by a Responsible Officer of the Borrower as having been prepared, to the best knowledge of such Responsible Officer, in accordance with generally accepted accounting principles consistently applied (other than for normal year-end adjustments and, unless then required by the Borrower's reporting obligations to the Securities and Exchange Commission or by generally accepted accounting principles, footnote disclosure); PROVIDED, HOWEVER, if as of November 30, 2001, the EIS Business Sale has occurred, this SECTION 7.1(d) shall not apply to the Borrower."

         (c) Subsection (b) of Section 7.2 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  "(b) OFFICER'S CERTIFICATES. Concurrently with the delivery of the financial statements referred to in SECTIONS 7.1(a), 7.1(b) and 7.1(d) (if such statements are required to be delivered by the terms of said SECTION 7.1(d)), a certificate of a Responsible Financial Officer substantially in the form of EXHIBIT 7.2(b) stating that, to the best of such officer's knowledge, (i) such financial statements present fairly, in accordance with GAAP, the financial condition and results of operations of the Borrower and its Subsidiaries for the period referred to therein (subject, in the case of interim statements, to normal recurring adjustments), (ii) no Event of Default or Unmatured Event of Default has occurred, except as specified in such certificate and, if so specified, the action

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

         which the Borrower proposes to take with respect thereto, which certificate shall set forth detailed computations to the extent necessary to establish the Borrower's compliance with the covenants set forth in ARTICLE IX of this Agreement and (iii) setting forth the then current outstanding amount of each Intercompany Loan;"

         (d) The last sentence of Section 8.1 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  "Notwithstanding the foregoing clauses (a) through (g) of this
         SECTION 8.1, the Borrower agrees that it will not, nor will it permit any of its Subsidiaries to pledge, encumber or otherwise suffer to exist thereon any Lien (other than Customary Permitted Liens), on (w) any real property owned by the Borrower or any of its Subsidiaries which is located in the State of California or the State of Nevada, (x) the Borrower's membership interest in AFC or the Borrower's rights as lender under the AFC Credit Agreement, (y) the Borrower's interest in the capital stock of Next Pharma or (z) (A) the Borrower's interest in the capital stock of GDX Automotive (Pribor) s.r.o. and of LNR Capital s.r.o. or (B) any real or personal property of either GDX Automotive (Pribor) s.r.o. or LNR Capital s.r.o."

         (e) Subsections (g) and (h) of Section 8.2 of the Credit Agreement are deleted in their entirety and the following are substituted in lieu thereof:

                  "(g) unsecured Indebtedness of the Borrower and its Subsidiaries to the Borrower or any of its Subsidiaries; PROVIDED, however, that (x) in the case of such intercompany Indebtedness consisting of a loan or advance by a Credit Party, each such loan or advance made on or after the Closing Date shall be evidenced by an Intercompany Note payable to the Credit Party, in form and substance satisfactory to Administrative Agent, which Intercompany Notes shall be delivered and pledged to the Collateral Agent as part of the Collateral, and (y) in the case of such intercompany Indebtedness consisting of a loan or advance to a Subsidiary of the Borrower which is not a Credit Party, each such loan or advance, together with all other outstanding Indebtedness permitted by this clause (g)(y), PLUS the amount of all outstanding Indebtedness referred to in clause (h)(y) below that is incurred by Subsidiaries that are not Credit Parties, shall not exceed in the aggregate at any time $60,000,000 (without giving effect to Indebtedness issued as consideration in, or to provide all or any portion of the funds utilized to consummate the Draftex Acquisition);

                  (h) Indebtedness incurred by a Foreign Subsidiary to the Borrower or any of its Subsidiaries; PROVIDED, HOWEVER, that (x) in the case of such Indebtedness consisting of a loan or advance by a Credit Party, each such loan or advance made on or after the Closing Date shall be evidenced by an Intercompany Note payable to the Credit Party, in form and substance satisfactory to Administrative Agent, which Intercompany Notes shall be delivered and pledged to the Collateral Agent as part of the Collateral and (y) in the case of such Indebtedness consisting of a loan or advance to a Foreign Subsidiary of the

         Borrower which is not a Credit Party, each such loan or advance, together with all other outstanding Indebtedness permitted by this clause (h)(y), PLUS the amount of all outstanding Indebtedness referred to in clause (g)(y) above that is incurred by Foreign Subsidiaries that are not Credit Parties, shall not exceed in the aggregate at any time $60,000,000 (without giving effect to Indebtedness issued as consideration in, or to provide all or any portion of the funds utilized to consummate the Draftex Acquisition);"

         (f) Subsection (k) of Section 8.2 of the Credit Agreement is amended by deleting the word "and" immediately before the phrase "(y) to support obligations of Subsidiaries" in the first sentence and inserting the word "or" in lieu thereof.

         (g) Subsection (n) of Section 8.2 of the Credit Agreement is amended by deleting the phrase "; and" and inserting in lieu thereof ";".

         (h) Subsection (o) of Section 8.2 of the Credit Agreement is amended by
(i) deleting the phrase "; and" immediately before the phrase "(4) GenCorp's and AFC's obligations under the Indemnity Agreement" and inserting ";" in lieu thereof, and (ii) inserting the following immediately after clause (4) therein:

                  "and (5) GenCorp's obligation to make advances to AFC in accordance with the AFC Credit Facility and AFC's obligation to repay such advances; and"

         (i) Section 8.2 of the Credit Agreement is amended by inserting the following new subsection (p) immediately after subsection (o) therein:

                  "(p) Indebtedness of the Borrower consisting of unsecured Guarantee Obligations in favor of the United States Environmental Protection Agency which are incurred on behalf of Aerojet in connection with the EIS Business Sale or in connection with future carve-outs of restricted real property; PROVIDED, that such Guarantee Obligations permitted under this clause (p) shall not at any time exceed $100,000,000."

         (j) Subsection (g) of Section 8.7 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                  "(g) the Borrower may make intercompany loans and advances (x) to any of its Wholly-Owned Subsidiaries, any Subsidiary of the Borrower may make intercompany loans and advances to the Borrower, and any Subsidiary of the Borrower may make intercompany loans and advances to any other Wholly-Owned Subsidiary of the Borrower (collectively, "INTERCOMPANY LOANS"), in accordance with and to the extent permitted by SECTION 8.2(g) and (h) and (y) to AFC in accordance with the terms and conditions of the AFC Credit Facility;"

         (k) Section 9.3 of the Credit Agreement is deleted in its entirety and the following is substituted in lieu thereof:


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


                           "Section 9.3     INTEREST COVERAGE RATIO.

                           The Borrower will not permit the Interest Coverage
                  Ratio for any Test Period ending on the last day of each Fiscal Quarter set forth below to be less than the ratio set forth opposite such date:

                                      FISCAL QUARTER                   RATIO
                                      ---------------                  -----
                         February 28, 2001                         3.50 to 1.00
                         May 31, 2001                              3.50 to 1.00
                         August 31, 2001                           2.75 to 1.00
                         November 30, 2001                         3.50 to 1.00
                         February 28, 2002                         3.75 to 1.00
                         May 31, 2002                              3.75 to 1.00
                         August 31, 2002                           3.75 to 1.00
                         November 30, 2002 and thereafter          4.00 to 1.00"

                  (l) Section 9.4 of the Credit Agreement is amended by deleting the ratio "3.25 to 1.00" directly across from the Fiscal Quarter ended August 31, 2001 and by inserting the ratio "4.25 to 1.00" in lieu thereof.

         2. REALLOCATION OF CERTAIN COMMITMENTS AND LOANS. In order to provide financial flexibility and additional liquidity to the Borrower prior to the completion of the EIS Business Sale, the Borrower hereby requests approval by the Lenders of the following actions:

                  (a) that the Term B Commitment be increased by an aggregate principal amount of $65,625,000.03 (the "TERM B COMMITMENT INCREASE AMOUNT"), subject to the terms and conditions of this Amendment No. 2, such that the aggregate principal amount of the Term B Commitment shall equal $264,625,000.03 as of the date of this Amendment No. 2; and Bank One, NA, BT and ABN Amro Bank, B.V. each hereby agree to advance, severally, the entire amount of the Term B Commitment Increase Amount on the terms and conditions set forth in this Amendment No. 2, namely that: (i) $6,666,666.67 principal amount of Revolving Loans outstanding as of the date hereof and owing to BT and $6,666,666.67 principal amount of Revolving Loans outstanding as of the date hereof and owing to Bank One, NA, shall be reallocated from the Revolving Facility to the Term B Facility in satisfaction (together with the reallocation described in (ii) below) of the funding of the Term B Commitment Increase Amount, PROVIDED, that such reallocation of Loans from the Revolving Facility shall not cause a reduction in the Revolving Commitments of either BT or Bank One, NA (other than in accordance with (b) below); and (ii) $20,083,333.35 principal amount of Term A Loans outstanding as of the date hereof and owing to BT, $20,083,333.35 principal amount of Term A Loans outstanding as of the date hereof and owing to Bank One, NA, and $12,124,999.99 principal amount of Term A Loans outstanding as of the date hereof and owing to ABN Amro Bank, B.V., shall be reallocated from the Term A Facility to the Term B Facility in satisfaction (together with the reallocation described in (i) above) of the funding of the

         Term B Commitment Increase Amount, thereby reducing the aggregate principal amount of the Term A Facility to $90,208,333.31 as of the date of this Amendment No. 2;

                  (b) that, on or prior to the earlier of 5:00 p.m. (New York City time) (a) on October 15, 2001 or (b) on the date of closing of the EIS Business Sale, the Borrower shall cause the Revolving Commitment to be permanently reduced, in part, in the aggregate principal amount of $13,333,333.34, and shall cause any Revolving Loans relating thereto to be paid in full, PROVIDED, that such reduction of Revolving Commitment and repayment of Revolving Loans, if any, shall be applied solely to the Revolving Commitments and/or related Revolving Loans, as the case may be, of BT and Bank One, NA, on a pro rata basis, and shall not apply to the Revolving Commitments or Revolving Loans of any other Revolving Lender;

                  (c) that, upon the effectiveness of this Amendment No. 2, (i)
         SCHEDULE 1.1(a) to the Credit Agreement shall be deemed modified to reflect the revised Term A Commitment and the revised Term B Commitment and (ii) in all necessary respects, the Credit Agreement, including, without limitation, Sections 4.1, 4.3, 4.4(k) and 4.5 of the Credit Agreement, shall be deemed amended without further action by any Lender to reflect such revised Term A Commitment and revised Term B Commitment and the terms of this Section 2 of this Amendment No. 2; and

                  (d) Bank One, NA, BT and ABN Amro Bank, B.V. each hereby agree to waive any compensation which they are otherwise entitled to pursuant to Section 3.5 of the Credit Agreement for funding losses resulting from the reallocation of Loans described in the preceding clauses.

         3. AMENDMENTS TO POST CLOSING AGREEMENT. Subject to the conditions set forth in Section 10 hereof, the Post Closing Agreement is hereby amended as follows:

                  (a) Paragraph 2 (including the subsections therein) of the Post Closing Agreement is deleted in its entirety and the words "Intentionally Omitted" are substituted in lieu thereof.

                  (b) Paragraph 3 (including the subsections therein) of the Post Closing Agreement is deleted in its entirety and the words "Intentionally Omitted" are substituted in lieu thereof.

                  (c) Subparagraph (a) of Paragraph 4 of the Post Closing Agreement is amended by deleting the phrase "GDX LLC" where it appears and by inserting the phrase "HENNIGES Elastomer-und Kunststofftechnik GmbH & Co. KG" in lieu thereof.

                  (d) Paragraph 8 of the Post Closing Agreement is amended by deleting the first line thereof and clauses (a), (b) and (c) in their entirety and by inserting the phrase "Intentionally Omitted" in lieu thereof.

                  (e) Subparagraph (b) of Paragraph 9 of the Post Closing Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "(b) execute documentation, make filings and
                  otherwise take such actions and deliver such documents as the Administrative Agent may require to cause the Borrower to grant a lien and security interest to the Collateral Agent for the benefit of the Lenders in 65% of the stock of GDX Automotive SAS and to perfect such security interest, all under the laws of France;"

                  (f) Paragraph 10 (including the subsections therein) of the Post Closing Agreement is deleted in its entirety and the words "Intentionally Omitted" are substituted in lieu thereof.

                  (g) Subparagraph (a) of Paragraph 11 of the Post Closing Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "(a) execute documentation, make filings and
                  otherwise take such actions and deliver such documents as the Administrative Agent may require to cause Penn International Inc. to grant a lien and security interest to the Collateral Agent for the benefit of the Lenders in 65% of the stock of GenCorp GmbH and to perfect such security interest, all under the laws of Germany;"

                  (h) (i) Subparagraph (c) of Paragraph 11 of the Post Closing Agreement is amended by deleting the phrase "; and" and by inserting "." in lieu thereof, and (ii) subparagraph (d) of Paragraph 11 of the Post Closing Agreement is deleted in its entirety.

                  (i) Subparagraph (a) of Paragraph 12 of the Post Closing Agreement is amended by deleting the phrase "Berger, Missouri" where it appears in clause (ii) and by inserting the phrase "New Haven, Missouri" in lieu thereof.

         4. AMENDMENTS TO BORROWER SECURITY AGREEMENT. Subject to the conditions set forth in Section 10 hereof, the Borrower Security Agreement is amended as follows:

                  (a) Article I of the Borrower Security Agreement is amended by deleting the definition of "Investment Property" in its entirety and inserting in lieu thereof the following:

                           ""INVESTMENT PROPERTY" shall have the meaning
                  ascribed thereto in Section 9-102 of the New York UCC and shall include, without limitation (i) all securities, whether certificated or uncertificated, including, without limitation, stocks, bonds, interests in limited liability companies, partnership interests, treasury securities, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of the Borrower, including without limitation, the rights of the Borrower to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts held by the Borrower; (iv) all commodity contracts held by the Borrower; and (v) all commodity accounts held by the Borrower."

                  (b) Article I of the Borrower Security Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

                           "DEPOSIT ACCOUNTS" shall have the meaning provided in
                  the New York UCC.

                           "LETTER-OF-CREDIT RIGHTS" shall have the meaning
                  provided in the New York UCC".

                           "SOFTWARE" shall have the meaning provided in the New
                  York UCC.

                           "SUPPORTING OBLIGATIONS" shall have the meaning
                  provided in the New York UCC.

                  (c) Subsection (a) of Section 2.1 of the Borrower Security Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "(a) As security for the prompt and complete payment
                  and performance when due of all of the Obligations, the Borrower does hereby collaterally assign and transfer unto the Collateral Agent, for the benefit of the Secured Creditors, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority (subject to Liens evidenced by Permitted Filings and other Permitted Liens) in, all of the right, title and interest of the Borrower in, to and under all of the personal property of the Borrower, wherever located, whether now existing or hereafter from time to time acquired, including the following: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Borrower symbolized by the Marks, (vi) all Patents and Copyrights, and all reissues, renewals or extensions thereof, (vii) all Software of the Borrower and all intellectual property rights therein and all other proprietary information of the Borrower, including, but not limited to, Trade Secrets, (viii) all other Goods, General Intangibles, Chattel Paper, Documents, Investment Property and Instruments, (ix) all Supporting Obligations and Letter-of-Credit Rights, (x) all cash, accounts, deposits, Deposit Accounts, securities and insurance policies now or at any time hereafter in the possession or under control of the Borrower or its respective bailees and any interest thereon,
                  (xi) all other personal property of the Borrower, whether now owned or hereafter acquired, (xii) all documents of title evidencing or issued with respect to any of the foregoing, and
                  (xiii) all Proceeds and products of any and all of the foregoing (including, without limitation, all insurance and claims for insurance effected or held for the benefit of the Borrower in respect thereof) (all of the above, collectively, the "COLLATERAL")."

                  (d) Section 3.7 of the Borrower Security Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "3.7. TRADE NAMES; CHANGE OF NAME. The Borrower has
                  not operated nor does operate in any jurisdiction under, or in the preceding 12 months has had nor has operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name (which is as set forth in the preamble of this Agreement) and such other trade, fictitious or other names as are listed on ANNEX D hereto. The Borrower shall not change its legal name nor assume or operate in any jurisdiction under any trade, fictitious or other name in any manner which might make any financing statement or continuation statement filed in connection therewith seriously misleading within the meaning of Section 9-506 of the UCC unless and until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) upon its reasonable request, the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby."

                  (e) Article III of the Borrower Security Agreement is amended by inserting the following immediately after Section 3.7 therein:

                           "3.8. STATE OF INCORPORATION. The state of
                  incorporation of the Borrower is Ohio. The Borrower shall not change the state in which it is incorporated. The Borrower shall preserve its corporate existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets."

                  (f) Article IV of the Borrower Security Agreement is amended by (i) inserting the words "OTHER COLLATERAL" to the title of said
         Article immediately after the words "RIGHTS; INSTRUMENTS;" and (ii) inserting the following immediately after Section 4.6 therein:

                           "4.7. OTHER COLLATERAL. If the Borrower owns or
                  acquires any Deposit Accounts, Investment Property, Letter-of-Credit Rights or electronic chattel paper constituting Collateral, the Borrower will within 15 days notify the Collateral

                  Agent thereof, and upon request by the Collateral Agent will cooperate with the Collateral Agent in obtaining control with respect to such Collateral. The Borrower will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to the Collateral Agent indicating that the Collateral Agent has a security interest in the Chattel Paper."

                  (g) Section 7.4 of the Borrower Security Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "7.4. FINANCING STATEMENTS. The Borrower authorizes
                  the Collateral Agent to file such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest (subject only to Permitted Liens) in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the UCC or other relevant law as enacted from time to time in any relevant jurisdiction. The Borrower will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral."

         5. AMENDMENTS TO SUBSIDIARY SECURITY AGREEMENT. Subject to the conditions set forth in Section 10 hereof, the Subsidiary Security Agreement is hereby amended as follows:

                  (a) Article I of the Subsidiary Security Agreement is amended by deleting the definition of "Investment Property" in its entirety and substituting in lieu thereof the following:

                           ""INVESTMENT PROPERTY" shall have the meaning
                  ascribed thereto in Section 9-102 of the New York UCC and shall include, without limitation (i) all securities, whether certificated or uncertificated, including, without limitation, stocks, bonds, interests in limited liability companies, partnership interests, treasury securities, certificates of deposit, and mutual fund shares; (ii) all securities entitlements of any Assignor, including without limitation, the rights of any Assignor to any securities account and the financial assets held by a securities intermediary in such securities account and any free credit balance or other money owing by any securities intermediary with respect to that account; (iii) all securities accounts held by any Assignor;
                  (iv) all commodity contracts held by any Assignor; and (v) all commodity accounts held by any Assignor."

                  (b) Article I of the Subsidiary Security Agreement is amended by inserting the following definitions in the appropriate alphabetical order:

                           ""DEPOSIT ACCOUNTS" shall have the meaning provided
                  in the New York UCC.

                           "LETTER-OF-CREDIT RIGHTS" shall have the meaning
                  provided in the New York UCC.

                           "SOFTWARE" shall have the meaning provided in the New
                  York UCC.

                           "SUPPORTING OBLIGATIONS" shall have the meaning
                  provided in the New York UCC."

                  (c) Subsection (a) of Section 2.1 of the Subsidiary Security Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "(a) As security for the prompt and complete payment
                  and performance when due of all of the Obligations, each Assignor does hereby collaterally assign and transfer unto the Collateral Agent, for the benefit of the Secured Creditors, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority (subject to Liens evidenced by Permitted Filings and other Permitted Liens) in, all of the right, title and interest of such Assignor in, to and under all of the personal property of such Assignor, wherever located, whether now existing or hereafter from time to time acquired, including the following: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vi) all Patents and Copyrights, and all reissues, renewals or extensions thereof,
                  (vii) all Software of the Borrower and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secrets, (viii) all other Goods, General Intangibles, Chattel Paper, Documents, Investment Property and Instruments, (ix) all Supporting Obligations and Letter-of-Credit Rights, (x) all cash, accounts, deposits, Deposit Accounts, securities and insurance policies now or at any time hereafter in the possession or under control of such Assignor or its respective bailees and any interest thereon, (xi) all other personal property of such Assignor, whether now owned or hereafter acquired, (xii) all documents of title evidencing or issued with respect to any of the foregoing, and (xiii) all Proceeds and products of any and all of the foregoing (including, without limitation, all insurance and claims for insurance effected or held for the benefit of such Assignor in respect thereof) (all of the above, collectively, the "COLLATERAL").

                  (d) Section 3.7 of the Subsidiary Security Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "3.7. TRADE NAMES; CHANGE OF NAME. Each Assignor has
                  not operated nor does operate in any jurisdiction under, or in the preceding 12 months has had nor has operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name (which is as set forth in ANNEX B to this Agreement) and such other trade, fictitious or other names as are listed on ANNEX D hereto. Each Assignor shall not change its legal name nor assume or operate in any jurisdiction under any trade, fictitious or other name in any manner which might make any financing statement or continuation statement filed in connection therewith seriously misleading within the meaning of Section 9-506 of the UCC unless and until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent to the effect that all financing or continuation statements and amendments or supplements thereto have been filed in the appropriate filing office or offices, and (iv) upon its reasonable request, the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby."

                  (e) Article III of the Subsidiary Security Agreement is amended by inserting the following immediately after Section 3.7 therein:

                           "3.8. STATE OF INCORPORATION. The state of
                  incorporation of each Assignor is set forth on ANNEX B hereto. Each Assignor shall not change the state in which it is incorporated. Each Assignor shall preserve its corporate existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity, or sell all or substantially all of its assets."

                  (f) Article IV of the Subsidiary Security Agreement is amended by (i) inserting the words "OTHER COLLATERAL" to the title of said
         Article immediately after the words "RIGHTS; INSTRUMENTS;" and (ii) inserting the following immediately after Section 4.6 therein:

                           "4.7. OTHER COLLATERAL. If any Assignor owns or
                  acquires any Deposit Accounts, Investment Property, Letter-of-Credit Rights or electronic chattel paper constituting Collateral, such Assignor will within 15 days notify the Collateral Agent thereof, and upon request by the Collateral Agent will cooperate with the Collateral Agent in obtaining control with respect to such Collateral. Each Assignor will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to the Collateral Agent indicating that the Collateral Agent has a security interest in the Chattel Paper."

                  (g) Section 7.4 of the Subsidiary Security Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "7.4. FINANCING STATEMENTS. Each Assignor authorizes
                  the Collateral Agent to file such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest (subject only to Permitted Liens) in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the UCC or other relevant law as enacted from time to time in any relevant jurisdiction. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral."

                  (h) ANNEX B of the Subsidiary Security Agreement is deleted in its entirety and ANNEX B attached to this Amendment No. 2 is substituted in lieu thereof.

         6. AMENDMENTS TO BORROWER PLEDGE AGREEMENT. Subject to the conditions set forth in Section 10 hereof, the Borrower Pledge Agreement is hereby amended as follows:

                  (a) Section 2.2 of Borrower Pledge Agreement is amended by inserting the word "Pledged" immediately preceding the word "Notes" in the first sentence thereof.

                  (b) Section 2.3 of Borrower Pledge Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "2.3. UNCERTIFICATED SECURITIES. Notwithstanding
                  anything to the contrary contained in SECTIONS 2.1 and 2.2 hereof, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law (including cooperating with the Collateral Agent in obtaining control with respect to such Securities). The Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee."

         7. AMENDMENTS TO SUBSIDIARY PLEDGE AGREEMENT. Subject to the conditions set forth in Section 10 hereof, the Subsidiary Pledge Agreement is hereby amended as follows:

                  (a) Section 2.2 of Subsidiary Pledge Agreement is amended by inserting the word "Pledged" immediately preceding the word "Notes" in the first sentence thereof.

                  (b) Section 2.3 of Subsidiary Pledge Agreement is deleted in its entirety and the following is substituted in lieu thereof:

                           "2.3. UNCERTIFICATED SECURITIES. Notwithstanding
                  anything to the contrary contained in SECTIONS 2.1 and 2.2 hereof, if any Securities (whether now owned or hereafter acquired) are uncertificated securities, the respective Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law

                  (including cooperating with the Collateral Agent in obtaining control with respect to such Securities). Each Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated Securities promptly upon request of the Pledgee."

         8. LIMITED WAIVER. The Lenders hereby waive (a) for the period commencing April 1, 2001 and ending on September 15, 2001, any Event of Default or Unmatured Event of Default arising solely as a result of the Borrower's failure to meet, in the time frames provided therein, the requirements of Paragraphs 4, 9 and 12 of the Post Closing Agreement (as amended by Amendment No. 1) and (b) for the period commencing May 31, 2001 and ending on October 31, 2001, any Event of Default or Unmatured Event of Default arising solely as a result of the Borrower's failure to meet, in the time frame provided therein, the requirements of Section 7.11 of the Credit Agreement (as amended by Amendment No. 1). Upon expiration of the waiver set forth in clause (a) of the preceding sentence without compliance by the Borrower with the requirements specified therein, such waiver shall be automatically revoked and the requirements of the Post Closing Agreement (as amended by Amendment No. 1) waived thereby shall again be in full force with retroactive effect to the dates specified in the Post Closing Agreement (as amended by Amendment No. 1). Upon expiration of the waiver set forth in clause (b) of the second preceding sentence without compliance by the Borrower with the requirements specified therein, such waiver shall be automatically revoked and the requirements of the Credit Agreement (as amended by Amendment No. 1) waived thereby shall again be in full force with retroactive effect to the date specified in the Credit Agreement (as amended by Amendment No. 1). In each case, following such expiration and noncompliance as described in the respective preceding sentences, the Administrative Agent and the Lenders shall have all rights and remedies under the Post Closing Agreement, the Credit Agreement and any other Loan Document or otherwise that the Administrative Agent and the Lenders would have had if any such waiver had never been granted.

         9. REPRESENTATIONS AND WARRANTIES. As of the date hereof, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

                  (a) After giving effect to this Amendment No. 2 (i) no Unmatured Event of Default or Event of Default shall have occurred or be continuing and (ii) the representations and warranties of the Borrower contained in the Loan Documents shall each be true and correct in all material respects at and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which event such representation and warranties shall be true and correct as of such specified date.

                  (b) The execution, delivery and performance, as the case may be, by the Borrower of this Amendment No. 2 and the other documents and transactions contemplated hereby are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, all necessary shareholder approvals) of the Borrower, shall have received all necessary governmental approvals, and do not and will not contravene or conflict with any provision of law applicable to the Borrower, the certificate or articles of incorporation or bylaws of the Borrower, or any order, judgment or decree of any court or other agency of government or any contractual obligation binding upon the Borrower.

                  (c) Each of this Amendment No. 2, the Credit Agreement, the Post Closing Agreement and any other Loan Document is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except to the extent enforceability is limited by bankruptcy, insolvency or similar laws affecting the rights of creditors generally or by application of general principles of equity.

         10. CONDITIONS. This Amendment No. 2 shall become effective as of the date first above written; PROVIDED, that the Administrative Agent shall have received:

                  (a) counterparts of this Amendment No. 2 duly executed by the Borrower, the Subsidiary Guarantors, the Assignors (solely with respect to Section 5 above), the Pledgors (solely with respect to Section 7 above), the Administrative Agent and the percentage of Lenders required by the Credit Agreement; and

                  (b) from the Borrower all fees and expenses of legal counsel due and payable pursuant to Section 12.4 of the Credit Agreement (to the extent then invoiced).

         11. AFFIRMATION OF SUBSIDIARY GUARANTORS. By its signature set forth below, each Subsidiary Guarantor hereby confirms to the Administrative Agent and the Lenders that, after giving effect to this Amendment No. 2 and the transactions contemplated hereby, the Subsidiary Guaranty of such Subsidiary Guarantor and each other Loan Document to which such Subsidiary Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         12. AMENDMENT FEE. The Borrower hereby agrees to pay, without setoff, deduction or counterclaim, a non-refundable amendment fee for the account of each Lender, other than the Agents or ABN Amro Bank, N.V., that has executed and delivered (including delivery of way of telecopy) a copy of this Amendment No. 2 to the attention of Kay McNab at Winston & Strawn, 35 West Wacker Drive, Chicago, Illinois 60601, telecopy number 312-558-5700, at or prior to noon, New York City time, on Friday, August 31, 2001, in an amount equal to 0.10% of such Lender's Commitment. The aggregate amount of such amendment fee shall be paid at or prior to noon, New York City time, on Tuesday, September 4, 2001 to the Administrative Agent for the PRO RATA account of the Lenders entitled to receive such amendment fee.

         13. SUCCESSORS AND ASSIGNS. This Amendment No. 2 shall be binding on and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and assigns; PROVIDED that the Borrower may not assign its rights, obligations, duties or other interests hereunder without the prior written consent of the Administrative Agent and the Lenders. The terms and provisions of this Amendment No. 2 are for the purpose of defining the relative rights and obligations of the Borrower, the Administrative Agent and the Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment No. 2.

         14. ENTIRE AGREEMENT. This Amendment No. 2, the Credit Agreement (as amended hereby), the Post Closing Agreement (as amended hereby) and the other Loan Documents (as amended hereby, if applicable) constitute the entire agreement of the parties with respect to the subject matter hereof.

         15. INCORPORATION OF CREDIT AGREEMENT. The provisions contained in Sections 12.4, 12.9 and 12.10 of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety with respect to this Amendment No. 2.

         16. AMENDMENT; WAIVER. The parties hereto agree and acknowledge that nothing contained in this Amendment No. 2 in any manner or respect limits or terminates any of the provisions of the Credit Agreement, the Post Closing Agreement or any of the other Loan Documents other than as amended as expressly set forth herein and further agree and acknowledge that the Credit Agreement (as amended hereby), the Post Closing Agreement (as amended hereby) and each of the other Loan Documents (as amended hereby, if applicable) remain and continue in full force and effect and are hereby ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment No. 2 shall not operate as a waiver of any rights, power or remedy of the Lenders or the Administrative Agent under the Credit Agreement, the Post Closing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement, the Post Closing Agreement or any other Loan Document. No delay on the part of any Lender or the Administrative Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement, the Post Closing Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof. On and after the Effective Date each reference in the Credit Agreement or the Post Closing Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Credit Agreement, the Post Closing Agreement in the Loan Documents and all other documents delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, the Post Closing Agreement, the Borrower Security Agreement, the Subsidiary Security Agreement, the Borrower Pledge Agreement or the Subsidiary Pledge Agreement, as applicable, as amended hereby.

         17. CAPTIONS. Section captions used in this Amendment No. 2 are for convenience only, and shall not affect the construction of this Amendment No. 2.

         18. SEVERABILITY. Whenever possible each provision of this Amendment No. 2 shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment No. 2 shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         19. COUNTERPARTS. This Amendment No. 2 may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment No. 2 by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment No. 2.


                            [signature pages follow]

         IN WITNESS WHEREOF, this Amendment No. 2 has been duly executed as of the date first written above.

                                      GENCORP INC.



                                       By:____________________________________
                                            Name:
                                            Title:






                        Signature Page to Amendment No. 2

                                      AEROJET-GENERAL CORPORATION, as
                                      Subsidiary Guarantor, Assignor and Pledgor



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      AEROJET ORDNANCE TENNESSEE, INC., as
                                      Subsidiary Guarantor, Assignor and Pledgor



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      GENCORP PROPERTY INC., as Subsidiary
                                      Guarantor, Assignor and Pledgor



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      PENN INTERNATIONAL INC., as Subsidiary
                                      Guarantor, Assignor and Pledgor



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      GDX LLC, as Subsidiary Guarantor, Assignor and Pledgor



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      GDX AUTOMOTIVE INC.,
                                      as Subsidiary Guarantor, Assignor and
                                      Pledgor



                                      By:____________________________________
                                              YASMIN R. SEYAL
                                              Treasurer





                        Signature Page to Amendment No. 2

                                      BANKERS TRUST COMPANY,
                                      as Lender, Administrative Agent and
                                      Collateral Agent



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      BANK ONE, NA,
                                      as Lender



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      ABN AMRO Bank N.V.,
                                      as Lender



                                      By:____________________________________
                                            Name:
                                            Title:

                                      By:____________________________________
                                            Name:
                                            Title:






                        Signature Page to Amendment No. 2

                                      THE BANK OF NEW YORK,
                                      as Lender



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      BANK OF NOVA SCOTIA,
                                      as Lender



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                       NATIONAL CITY BANK,
                                       as Lender



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      THE NORTHERN TRUST COMPANY,
                                      as Lender



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                       WELLS FARGO BANK, N.A.,
                                       as Lender



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      CONTINENTAL ASSURANCE COMPANY,
                                      as Lender

                                      By: TCW Asset Management Company,
                                      as Attorney-in-Fact



                                      By:____________________________________
                                            Name:
                                            Title:

                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      KATONAH II, LTD ,
                                      as Lender

                                      By:  Katonah Capital LLC, as Manager



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                       KZH CRESCENT LLC,
                                       as Lender



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                       KZH CRESCENT-2 LLC,
                                       as Lender



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      KZH CRESCENT-3 LLC,
                                      as Lender



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      SEQUILS I, LTD.,
                                      as Lender

                                      By: TCW Advisers, Inc.
                                      as its Collateral Manager



                                      By:____________________________________
                                            Name:
                                            Title:

                                      By:____________________________________
                                            Name:
                                            Title:








                        Signature Page to Amendment No. 2

                                      SEQUILS IV, LTD.,
                                      as Lender

                                      By: TCW Advisers, Inc.
                                      as its Collateral Manager



                                      By:____________________________________
                                            Name:
                                            Title:


                                      By:____________________________________
                                            Name:
                                            Title:








                        Signature Page to Amendment No. 2

                        TCW LEVERAGED INCOME TRUST IV, L.P.,
                        as Lender

                        By: TCW (LINC IV), L.L.C.,
                            as General Partner

                        By: TCW Asset Management Company,
                            as managing member of the General Partner



                        By:____________________________________
                                Name:
                                Title:

                        By:____________________________________
                                Name:
                                Title:








                        Signature Page to Amendment No. 2

                                      TORONTO DOMINION (NEW YORK), INC.,
                                      as Lender



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      UNITED OF OMAHA LIFE INSURANCE COMPANY,
                                      as Lender

                                      By: TCW Asset Management Company,
                                          its Investment Advisor



                                      By:____________________________________
                                            Name:
                                            Title:

                                      By:____________________________________
                                            Name:
                                            Title:








                        Signature Page to Amendment No. 2

                                      CAPTIVA II FINANCE LTD.,
                                      as Lender

                                      By: TCW Advisers, Inc.
                                          as its Collateral Manager



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                      FIRST UNION NATIONAL BANK,
                                      as Lender



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                     CIGNA COLLATERALIZED HOLDINGS 1999-1 CDO,
                                     LIMITED, as Lender



                                      By:____________________________________
                                            Name:
                                            Title:







                        Signature Page to Amendment No. 2

                                                                         ANNEX B
                                                                              to
                                                   SUBSIDIARY SECURITY AGREEMENT


--------------------------------------------------------------------------------

                                     SCHEDULE OF CHIEF EXECUTIVE OFFICES, OTHER
                              RECORD LOCATIONS AND STATES OF INCORPORATION/ORGANIZATION

----------------------------------------------------------------------------------------------------------------------
     I.       AEROJET-GENERAL CORPORATION:

              (a)  Chief Executive Office:                      P.O. Box 13222
                                                                Sacramento, California  95813

              (b)  Other records locations:                     None

              (c)  State of Incorporation/Organization:         Ohio
------------- ------------------------------------------------- ------------------------------------------------------
    II.       AEROJET ORDNANCE TENNESSEE, INC.:

              (a)  Chief Executive Office:                      P.O. Box 537012
                                                                Sacramento, California  95853-7012

              (b)  Other records locations:                     1367 Old State Road 34
                                                                Jonesborough, Tennessee  37659

              (c)  State of Incorporation/Organization:         Tennessee
------------- ------------------------------------------------- ------------------------------------------------------
    III.      GENCORP PROPERTY INC.:

              (a)  Chief Executive Office:                      P.O. Box 537012
                                                                Sacramento, California  95853-7012

              (b)  Other records locations:                     None.

              (c)  State of Incorporation/Organization:         California
------------- ------------------------------------------------- ------------------------------------------------------
    IV.       GDX LLC.:

              (a)  Chief Executive Office:                      1209 Orange Street
                                                                New Castle County
                                                                Wilmington, Delaware  19801

              (b)  Other records locations:                     GenCorp Inc.
                                                                P.O. Box 537012
                                                                Sacramento, California  95853-7012

              (c)  State of Incorporation/Organization:         Delaware
------------- ------------------------------------------------- ------------------------------------------------------

------------- ------------------------------------------------- ------------------------------------------------------
     V.       PENN INTERNATIONAL, INC.:

              (a)  Chief Executive Office:                      P.O. Box 537012
                                                                Sacramento, California  95853-7012

              (b)  Other records locations:                     None.

              (c)  State of Incorporation/Organization:         Ohio
------------- ------------------------------------------------- ------------------------------------------------------
    VI.        GDX AUTOMOTIVE INC.:

              (a)  Chief Executive Office:                      2121 Heilig Road
                                                                Salisbury, North Carolina  28146

              (b)  Other records locations:                     P.O. Box 537012
                                                                Sacramento, California  95853-7012

              (c)  State of Incorporation/Organization:         Delaware
------------- ------------------------------------------------- ------------------------------------------------------